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                                                                   EXHIBIT 10.64

*** Confidential treatment has been requested for portions of this agreement. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [*****]. A complete version of this agreement has been filed separately with the Securities and Exchange Commission.

***** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

                                SUPPORT AGREEMENT


Interstate Telephone Company, Inc., a Georgia Corporation, located at 910 First Avenue, P.O. Box 510, West Point, Georgia 31833 (hereinafter referred to as "ITC") by signature agrees to grant and

                                    ITC Service Company
                                    1239 O.G. Skinner Drive
                                    West Point, GA 31833

(Hereinafter referred to as the "Service Co") agrees to accept on the following terms and conditions, support and miscellaneous services detailed below. ITC agrees to accept on the following terms and conditions, the miscellaneous services provided by Service Co.


1.       INCLUSIONS FOR SERVICES PROVIDED TO SERVICE CO BY ITC:

         A. Provide support for mail/postage services - External and Internal Mail
         B. Support & maintenance on personal computers, network, video conferencing equipment, board room computer and presentation equipment, accounting and fixed asset software, tax, network and desktop software.
         C. Support for payroll & management of employment related benefits programs


2.       SUPPORT FEES FOR SERVICES PROVIDED BY ITC TO SERVICE CO:

         1A. Mail & postage services - [*****] per month plus actual cost of postage
         1B. IT Support - [*****] per month per attached schedule. A one time license fee of [*****] to compensate ITC for capital cost of hardware and software
         1C. Payroll & HR benefits management - [*****] per month plus actual cost of any specific payroll or benefit fees



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3.       INCLUSIONS FOR SERVICES PROVIDED TO ITC BY SERVICE CO:


***** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

         A.  Scheduling, collection and billing for cabin utilization
         B. Storage of old financial records and equipment at facilities owned by Service Co

4.       SUPPORT FEES FOR SERVICES & FACILITIES PROVIDED BY SERVICE CO TO ITC:

         3A. Scheduling & management of cabin utilization - [*****] per month
         3B. Storage fee will be based on square footage used x [*****] per square foot. To be billed monthly.

5.       OTHER FEES:

         A. Service Co will be billed for telephone and cable services per usage with appropriate local companies.

         B. Service Co will be billed extra software development fees at [*****] per hr for development of new lotus notes applications or other software specifically requested by the company for their use.

         C. Service Co will be billed for all software upgrades and new software ordered and utilized specifically for them.

         D. Service Co will be billed for all personal computers and hardware ordered and utilized specifically for them.

         E. Service Co will be billed for concession lines for 10 of their current employees. No new concession lines will be given to employees of Service Co.

6.       EFFECTIVE DATE AND TERMINATION:

         This agreement is effective as of the date accepted by both parties below. Prices are subject to change January 1st of each year, beginning with January 2002. The Agreement is automatically renewed January 1st of each year, if no written notice of termination has been given. Service Co and ITC may terminate receiving services within this Agreement upon thirty (30) days written notice. Termination of part of the services will not terminate this Agreement on the other services. Both companies agree to continue providing services until termination by the other party.



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Accepted by:                              Accepted by:

Interstate Telephone Company              ITC Service Company
Signature: /s/ Felix Boccucci             Signature: /s/ William H. Scott III
          -------------------------                 -------------------------
Typed Name:                               Typed Name:
           ------------------------                  ------------------------
Title:    Vice President                  Title:    President and COO
          -------------------------                 -------------------------
Date:     11/2/99                         Date:     10/29/99
          -------------------------                 -------------------------